United States
Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 1, 2006

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, New York, NY 10017

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

As of November 1, 2006, Ares Capital Corporation (the “Registrant”) and Ares Capital CP Funding LLC, a single member, special purpose, limited liability company, wholly owned by Ares Capital (“Ares Capital CP”), entered into an amendment with Wachovia Capital Markets, LLC and each of the purchaser agents party to the Registrant’s credit facility that extended the expiration date of the Registrant’s credit facility from November 1, 2006 to October 31, 2007.

Item 7.01  Regulation FD Disclosure

The following press release was issued by Ares Capital Corporation on November 2, 2006:

ARES CAPITAL CORPORATION

SCHEDULES EARNINGS RELEASE

FOR THE QUARTER ENDED SEPTEMBER 30, 2006

New York, NY — November 2, 2006 — Ares Capital Corporation (NASDAQ: ARCC) announced today that it will report earnings for the quarter ended September 30, 2006 on Thursday, November 9, 2006.

Ares Capital Corporation invites all interested persons to attend its conference call at 10:00 a.m. (Eastern Time) on Thursday, November 9, 2006 to discuss its third fiscal quarter financial results. You can access the conference call by dialing (877) 709-9876 approximately 5-10 minutes prior to the call. International callers should dial (706) 643-8592. All callers should reference “Ares Capital Corporation.” For the convenience of our stockholders, an archived replay of the call will be available through November 23, 2006 by calling (800) 642-1687. International callers please dial (706) 645-9291. For all replays, please reference pin # 1229422.

About Ares Capital Corporation

Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private middle market companies.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:  Merritt S. Hooper of Ares Capital Corporation, (310) 201-4200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: November 2, 2006
	By:	/s/ Daniel F. Nguyen
Name: Daniel F. Nguyen
Title: Chief Financial Officer